                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Bio-logic Systems Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                  Bio-logic(R)

                                 Systems Corp.

                              One Bio-logic Plaza
                           Mundelein, Illinois 60060

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 23, 2001

                               ----------------

To our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders of BIO-LOGIC SYSTEMS CORP. will be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 23, 2001, at 10:00 A.M. Central Daylight Time, for the following purposes:

  1. To elect two Class III directors to hold office for a term of three years and until their successors are elected and qualified; and

  2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

   The close of business on June 25, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors


                                          /s/ Gabriel Raviv

                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Mundelein, Illinois
June 28, 2001

                                PROXY STATEMENT

                               ----------------

                               ANNUAL MEETING OF
                                 STOCKHOLDERS

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 23, 2001, at 10:00 A.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors." Any stockholder giving such a proxy may revoke it at any time before it is exercised.

   Only holders of shares of Common Stock of record at the close of business on June 25, 2001, are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 4,168,459 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

   The principal executive offices of the Company are located at One Bio-logic Plaza, Mundelein, Illinois 60060. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 28, 2001.

                            PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of June 25, 2001:

Name of Beneficial                           Amount and Nature of     Percent
Holder or Identity of Group                 Beneficial Ownership(1) of Class(2)
---------------------------                 ----------------------  -----------
Gabriel Raviv, Ph.D........................        251,305(3)           6.0%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Roderick G. Johnson........................         19,375(4)             *
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Gil Raviv, Ph.D............................        307,895(5)           7.4%
933 Sutton Drive
Northbrook, IL 60062

Charles Z. Weingarten, M.D.................        190,476(6)           4.6%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Bernard Levine, M.D........................        385,143(7)           9.2%
c/o New York Medical Center
Department of Medicine
550 First Avenue
New York, NY 10016

Irving Kupferberg..........................         12,375(8)             *

Craig W. Moore.............................         16,625(9)             *

Albert Milstein............................         40,250(10)            *

Thomas S. Lacy.............................         38,500(11)            *

All officers and directors as a group (8
 persons)..................................        876,801(12)         21.0%

--------
*   Less than 1%

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.
(2) Determined on the basis of 4,168,459 shares of Common Stock issued and outstanding, except that shares underlying stock options which are exercisable within 60 days are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.
(3) Includes (i) 31,875 shares underlying immediately exercisable options and
    (ii) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 193,200 shares owned by Ms. Mimi Lutwak as Trustee for the Gabriel Raviv Family Trust, (ii) 210,125 shares owned by Gabriel Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 58,625 shares underlying options which are not exercisable within 60 days.
(4) Includes 19,375 shares underlying immediately exercisable options, but excludes 118,125 shares underlying options, which are not exercisable within 60 days.

(5) Includes 7,375 shares underlying immediately exercisable options. Does not include (i) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, (ii) 2,750 shares owned by Gil Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 3,625 shares underlying options which are not exercisable within 60 days.
(6) Includes 12,375 shares underlying immediately exercisable options, but excludes 3,625 shares underlying options, which are not exercisable within 60 days.
(7) Based on a Schedule 13D filed by Dr. Levine.
(8) Includes 7,375 shares underlying immediately exercisable options, but excludes 3,625 shares underlying options, which are not exercisable within 60 days.
(9) Includes 16,625 shares underlying immediately exercisable options, but excludes 11,875 shares underlying options, which are not exercisable within 60 days.
(10) Includes 7,375 shares underlying immediately exercisable options, but excludes 3,625 shares underlying options, which are not exercisable within 60 days.
(11) Includes 9,250 shares underlying immediately exercisable options, but excludes 7,500 shares underlying options, which are not exercisable within 60 days.
(12) Includes 111,625 shares underlying immediately exercisable options, but excludes 210,625 shares underlying options, which are not exercisable within 60 days.

                             ELECTION OF DIRECTORS

   The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of the current Class III directors expires at the 2001 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the two Class III nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees should become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

Class III nominees with terms expiring at the 2001 Annual Meeting:

   Gabriel Raviv (50) has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. In September 1999, Dr. Raviv relinquished the role of President retaining the position of Chief Executive Officer. He is an Adjunct Professor at Northwestern University. From October 1975 until January 1981, Dr. Raviv was the Director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. Gabriel Raviv and Gil Raviv are brothers.

   Craig W. Moore (56) has been a director of the Company since 1992 and formerly Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure, since October 1995. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Mr. Moore has also been President of Continental Health Care, Ltd., an extracorporeal services and supply company, since 1986, and President of New York Dialysis Management, a dialysis management business, since 1990. Mr. Moore has over 21 years of experience in the healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation and Everest Health Care Services Corp.

Class I directors with terms expiring at the 2002 Annual Meeting:

   Charles Z. Weingarten (62) has been a director of the Company since its inception in March 1979 and was President of the Company from its inception in March 1979 until February 1981 at which time he became Vice

President--Medical Products. Dr. Weingarten resigned as Vice President-- Medical Products effective August 1995. For more than 22 years, Dr. Weingarten has maintained a private surgical practice. He is an attending physician at Evanston Hospital, Glenbrook Hospital and Swedish Covenant, all located in the Chicago area. Dr. Weingarten is also an Assistant Professor at Northwestern Medical School. Dr. Weingarten received his M.D. degree from Tulane University Medical School and was certified by the American Board of Otolaryngology in 1969.

   Albert Milstein (54) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978. Winston & Strawn renders legal services to the Company.

Class II nominees with terms expiring at the 2003 Annual Meeting:

   Gil Raviv (45) has been a director of the Company since its inception in March 1979 and was Executive Vice President from July 1984 until his resignation effective as of January 1, 1993. Dr. Raviv has been President of SNAP Laboratories, LLC., an apnea and snoring analysis business, since October 1993. Dr. Raviv received his Ph.D. in Electrical Engineering and Computer Sciences from Northwestern University and his M.S. in Physics from the Hebrew University, Jerusalem, Israel. Gil Raviv and Gabriel Raviv are brothers.

   Irving Kupferberg (74) has been a director of the Company since 1983 and has been President of Goldkup Investments, Inc., a firm specializing in packaging investments and syndications, since January 1986. Prior to his retirement on December 31, 1985, Mr. Kupferberg had been a partner of the public accounting firm of Kupferberg, Goldberg & Neimark since 1955.

   Roderick G. Johnson (52) has been a director of the Company since September 1999 when he was also named President and Chief Operating Officer of the Company. He founded the NeuroCare Group in 1994 and served as Chairman, President and Chief Executive Officer until 1999. From 1992 through 1994, Mr. Johnson served as CEO-in-residence at Weiss, Peck & Greer and the Continental Illinois Venture Corporation. In addition, from 1988 through 1991, Mr. Johnson was President and Chief Executive Officer of Domino Amjet, Inc.

Committees and Meetings of the Board

   The Board of Directors has an Audit Committee and a Stock Option Committee. The Company does not have a Compensation Committee or a Nominating Committee. The Board of Directors held four meetings during the last fiscal year, the Audit Committee held two meetings, and the Stock Option Committee held two meetings. Each of our current directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served.

   The Stock Option Committee, currently comprised of Irving Kupferberg and Albert Milstein, is responsible for administrating the Company's 1994 Stock Option Plan (the "Plan").

   The Audit Committee, currently comprised of Craig Moore, Irving Kupferberg and Albert Milstein, reviews the Company's internal controls and the objectivity of the Company's financial reporting. It meets with the Company's appropriate financial personnel and the Company's independent public accountants in connection with these reviews. It recommends to the Board of Directors the appointment of the firm of independent public accountants, subject to the ratification by the stockholders at the annual meeting, to serve as auditors for the following year. The Audit Committee has adopted a charter, a copy of which is attached as Exhibit A. Members of the Audit Committee are independent, within the meaning of Rule 4200(a)(15) of the NASD Marketplace Rules.

Audit Committee Report

   The Audit Committee has reviewed the Company's audited financial statements as of and for the year ended February 28, 2001 and discussed them with the Company's management. In connection with this review, the

Audit Committee discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S) 380); received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with Grant Thornton its independence. Based on its review and these discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 28, 2001.

By the Audit Committee:    Craig Moore   Irving Kupferberg   Albert Milstein

                             DIRECTOR COMPENSATION

   Directors who are not salaried officers of the Company received fees of approximately $2,500 per meeting during fiscal 2001. Directors have also received, and future directors will be entitled to receive, certain stock options under the Plan. On August 17, 2000, each of the Company's current directors received an automatic grant of director options to purchase 2,500 shares at an exercise price of $5.13 per share.

                            EXECUTIVE COMPENSATION

   The following summary compensation table sets forth all plan and non-plan compensation paid or accrued by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded $100,000 during the fiscal year ended February 28, 2001 (the "named executive officers"), for services rendered during the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999:

                          Summary Compensation Table

                                                        Annual Compensation
                                                     --------------------------
                                                                    All Other
Name and Principal Position                          Year  Salary  Compensation
---------------------------                          ---- -------- ------------
Gabriel Raviv, Ph.D................................. 2001 $356,934   $11,481(1)
 Chairman and Chief                                  2000 $215,874   $10,662(2)
 Executive Officer                                   1999 $208,735   $13,918(3)

Roderick G. Johnson................................. 2001 $240,887   $ 9,248(4)
 President and Chief                                 2000 $ 68,061   $ 3,584(5)
 Operating Officer

Thomas S. Lacy...................................... 2001 $145,431   $ 4,341(6)
 Vice President,                                     2000 $159,556   $ 8,423(7)
 Sales & Marketing                                   1999 $157,962   $ 7,679(8)

--------
(1) Represents $4,240 paid by the Company for Dr. Raviv's automobile, a $1,991 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $5,250 matching contribution made on behalf of Dr. Raviv by the Company to a profit sharing plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended. As of February 28, 2001, the amount deemed loaned to Dr. Raviv under the split dollar life insurance policy aggregated $291,005.
(2) Represents $4,240 paid by the Company for Dr. Raviv's automobile, a $1,422 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $5,000 matching contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.
(3) Represents $7,167 paid by the Company for Dr. Raviv's automobile, a $1,951 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $4,800 matching contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.

(4) Represents $3,998 life insurance paid by the Company for the benefit of Mr. Johnson and a $5,250 matching contribution made on behalf of Mr. Johnson by the Company to the 401(k) Plan.
(5) Represents life insurance premium paid by the Company for the benefit of Mr. Johnson.
(6) Represents a $4,341 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.
(7) Represents $3,570 paid by the Company for Mr. Lacy's automobile and a $4,853 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.
(8) Represents $3,570 paid by the Company for Mr. Lacy's automobile and a $4,109 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.

   The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 28, 2001 to each of the named executive officers:

                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants

                                                 % of Total
                                                Options/SARs Exercise
                                                 Granted to  or Base
                                   Options/SARs Employees in  Price   Expiration
Name                               Granted (#)  Fiscal Year   ($/Sh)     Date
----                               ------------ ------------ -------- ----------
Gabriel Raviv.....................    2,500         3.85%     $5.13    08/16/05
Roderick G. Johnson...............    2,500         3.85%     $5.13    08/16/10
Thomas S. Lacy....................      --           --         --          --

   The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 28, 2001 by the named executive officers and the number and value of unexercised options held by the named executive officers as of February 28, 2001.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                                                     Number of      Value of
                                                    Unexercised    Unexercised
                                  Shares           Options/SARs   In-the-Money
                                 Acquired            at Fiscal   Options/SARs at
                                    on     Value     Year-End    Fiscal Year-End
                                 Exercise Realized Exercisable/   Exercisable/
Name                               (#)      ($)    Unexercisable  Unexercisable
----                             -------- -------- ------------- ---------------
Gabriel Raviv, Ph.D.............       0       $0  24,625/30,875  $1,500/4,500
Roderick G. Johnson.............       0       $0  12,500/90,000      $0/0
Thomas S. Lacy..................  29,250  $78,844   8,500/4,250    $938/1,547


              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE IN CONTROL ARRANGEMENTS

   In May 1986, the Company entered into an employment agreement with Gabriel Raviv, Ph.D. The agreement is for two-year renewable periods and provides for a salary with annual cost of living or other adjustments, benefits and bonuses as the Board of Directors may determine which, during fiscal 2001, aggregated $363,165. The agreement provides for Dr. Raviv's right to terminate his employment upon any change in control of the Company and to receive upon such termination compensation approximately equal to three times the present value of the average annual compensation received by Dr. Raviv during the five years preceding the year in which the change in control occurs, less any compensation arising out of any stock option or the value of life insurance policies transferred to Dr. Raviv upon such termination. The agreement includes confidentiality and nondisclosure provisions and covenants not to compete for one year after termination of employment.

   In September 1999, the Company entered into an employment agreement with Roderick G. Johnson. The agreement is for an initial term of three years and is renewable for successive one-year terms thereafter, and provides for a salary to be reviewed at least annually by the Board of Directors, as well as benefits and bonuses as the Board of Directors may determine which, during fiscal 2001, aggregated $244,885. The agreement provides for the payment of one and one-half years of base salary as defined, as well as certain expenses, bonuses and benefits in the event of termination without cause by the Company. The agreement further provides for the payment of three times base salary should certain actions occur as a result of a change in control of the Company. The agreement includes confidentiality and non-disclosure provisions and covenants not to compete for eighteen months after termination of employment.

   In connection with his appointment as Vice President, Sales & Marketing of the Company in January 1994, the Company agreed to pay to Thomas S. Lacy a severance payment equal to six months salary if his employment with the Company is terminated at any time, such severance payment to be based upon his minimum annual salary at the time of any such termination.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending February 28, 2002. Grant Thornton was the independent public accountant for the Company for its fiscal year ended February 28, 2001. A representative of Grant Thornton is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

   If prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

Audit Fees

   The fees billed or expected to be billed by Grant Thornton for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year totaled approximately $36,300.

Financial Information Systems Design and Implementation Fees

   Grant Thornton LLP did not perform any financial information systems design and implementation services for the Company for the fiscal year ended February 28, 2001.

All Other Fees

   The aggregate fees billed or expected to be billed by Grant Thornton for other services rendered to the Company for the fiscal year ended February 28, 2001 totaled approximately $23,800.

   The Audit Committee has considered and determined that Grant Thornton's provision of non-audit services to the Company is compatible with maintaining Grant Thornton's independence.

                                    GENERAL

   The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

   The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

   The Annual Report of the Company for the fiscal year ended February 28, 2001 is being mailed with this proxy statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended February 28, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

                             STOCKHOLDER PROPOSALS

   All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than February 28, 2002, for inclusion in the proxy statement and form of proxy related to that meeting.

                                          By Order of the Board of Directors

                                          /s/ Gabriel Raviv

                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Dated: June 28, 2001

Exhibit A--Audit Committee Charter

                                                                   June 5, 2001

MISSION STATEMENT

   The Company's independent auditor ultimately is accountable to the Company's Board of Directors and Audit Committee, as representatives of the shareholders, which, as such, have the ultimate authority and responsibility to select, evaluate and, if appropriate, replace the independent auditor.

   The Audit Committee is responsible for ensuring that the independent auditor periodically submits to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1; for discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and for recommending that the Board of Directors take appropriate action to oversee the independent auditor's independence.

   The Audit Committee will assist the Board of Directors in fulfilling its responsibilities to oversee the Company's financial and accounting operations. The Audit Committee will review the Company's system of internal controls, its financial reporting process, the audit process, and the Company's processes for monitoring compliance with laws and regulations and the Company's business practices. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, the Company's internal accounting personnel and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

 Committee Composition

   The Audit Committee shall be composed of at least three members, each of whom is independent (as defined in American Stock Exchange Company Guide Rule 121A, subject to Rule 121B(b)(ii)) and able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

 Term; Meetings

   Audit Committee members will be chosen by the Board of Directors to serve for a term or terms as determined by the Board. The Audit Committee will meet at least two times a year.

ROLE AND RESPONSIBILITIES

   The Audit Committee's specific responsibilities shall include the following:

 Maintenance of Charter

   The Audit Committee shall review and reassess the adequacy of this charter annually.

 Audit Oversight

   Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the scope and fees of the annual audit.

   Upon completion of the audit, the Audit Committee shall discuss with the independent auditor and management the independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles, as applied in the Company's financial reporting. As appropriate, the discussion shall cover,

  . the consistency of the Company's accounting policies and their application;

  . the clarity and completeness of the Company's financial statements; and

  . items having a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements, such as

  . changes in accounting policies;

  . estimates, judgments, and uncertainties;

  . unusual transactions; and

  . policies relating to significant financial statement items, including timing of transactions and periods in which recorded.

   The Audit Committee shall inquire as to

  . the independent auditor's perceptions of the Company's financial and accounting personnel;

  . the cooperation that the independent auditor received during the audit;
    and

  . recommendations the independent auditor may have to improve the Company's internal financial controls, choice of accounting principles, or management reporting systems.

   The Audit Committee shall require the independent auditor, at least annually, to

  . disclose to the Audit Committee, in writing, all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor's professional judgment may reasonably be thought to bear on independence;

  . confirm in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws; and

  . discuss the auditor's independence with the Audit Committee.

 Monitoring of Internal Controls Systems

   The Audit Committee shall meet separately in executive session, at least annually, with the Company's principle accounting officer and internal auditor to discuss

  . the scope of internal accounting and auditing procedures then in effect;

  . the Company's means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

  . the extent to which recommendations made by the internal auditor or independent auditor have been implemented.

 Audit Committee Report

   The Audit Committee will report each year in the Company's proxy statement whether:

  . the Audit Committee has reviewed and discussed the audited financial statements with management;

  . the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380), as it may be modified or supplemented;

  . the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

  . based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB.

   The report shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or subject to SEC Regulations 14A or 14C.

PROXY                                                                      PROXY

                            BIO-LOGIC SYSTEMS CORP.

                              One Bio-Logic Plaza
                           Mundelein, Illinois 60060

          The Proxy is solicited on behalf of the Board of Directors

     The undersigned stockholder of Bio-logic System Corp., a company organized under the laws of the State of Delaware, hereby appoints Gabriel Raviv and Craig
W. Moore as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on June 25, 2001 at the Annual Meeting of Stockholders to be held on August 23, 2001, at 10:00 A.M. Central Daylight Time or at any adjournment thereof.


     NEW ADDRESS:



    Check here for address change

             (Continued and to be signed and dated on reverse side)

                                  SEE REVERSE
                                      SIDE


Please mark your votes as in this example.       X


1. To elect
                                      FOR

                              WITHHOLD AUTHORITY

(Instructions: To withhold authority for any individual nominee, print that nominee's name on the line printed below.)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW.

Nominees:  Gabriel Raviv
           Craig W. Moore


2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)
                                       DATE

                                       DATE
                 Signature if held jointly